UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2006 (October 16, 2006)
Universal Compression Holdings, Inc.
Universal Compression, Inc.
(Exact Name of Registrants as Specified in their Charters)

Delaware Texas (State or other jurisdiction of incorporation)	001-15843 333-48279 (Commission File Number)	13-3989167 74-1282680 (I.R.S. Employer Identification No.)

4444 Brittmoore Road, Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)
(713) 335-7000
(Registrants’ telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05	AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF PROVISION OF THE CODE OF ETHICS.
     On October 16, 2006, the Board of Directors of Universal Compression Holdings, Inc. (the “Company”), in connection with the recently announced initial public offering of common units representing limited partner interests in Universal Compression Partners, L.P. (“UCLP”), approved certain amendments to the Company’s Code of Business Conduct and Ethics (the “Code”), to clarify that employees, officers or directors of the Company are permitted to make investments in and perform services for UCLP without violating the terms of the Code.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

UNIVERSAL COMPRESSION HOLDINGS, INC. UNIVERSAL COMPRESSION, INC. (Registrants)
Date: October 20, 2006	By:	/s/ J. Michael Anderson
J. Michael Anderson
Senior Vice President and Chief Financial Officer

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